Exhibit 99.1

H.C. Wainwright
Global Life Science Conference

HCW
H.C.WAINWRIGHT&CO.

RenovaCare
CELL RENEWAL, NATURALLY.


CellMist

SkinGun™ & CellMist™
Next Generation Ultra-Gentle Cell Spray

Symbol: RCAR

Alan L. Rubino
Chairman & CEO



Robin A. Robinson, PhD
Chief Scientific Officer



Robert W. Cook
Chief Financial Officer



March 9 - 10, 2021

H.C. Wainwright Global Life Science Conference | March 2021
© 2021 RenovaCare Inc. All rights reserved.
1

2 © 2021 RenovaCare Inc. All rights reserved. H.C. Wainwright Global Life Science Conference I March 2021 This slide deck and the accompanying oral presentation contain forward - looking statements, including, but not limited to, statements related to RenovaCare Inc . ’s future financial and operating results, including 2020 financial guidance, 2021 goals and expectations for growth ; the company’s corporate development efforts ; the company’s growth strategy ; future product sales and volume ; planned sales and marketing and related efforts ; future inventory and supply challenges ; planned, ongoing and future clinical trials and other product development activities ; planned regulatory submissions ; ongoing and future product launches ; the timing of such events and activities ; and other statements that are not historical facts . These forward - looking statements are based on the company’s current plans, objectives, estimates, expectations and intentions and inherently involve significant risks and uncertainties . Actual results and the timing of events could differ materially from those anticipated in such forward - looking statements as a result of these risks and uncertainties, which including, without limitation, risks and uncertainties associated with : maintaining or increasing sales and revenue ; effectively commercializing the company’s products and product candidates ; the time - consuming and uncertain regulatory approval process, including the risk that the company’s current and planned regulatory submissions may not be submitted, accepted or approved by applicable regulatory authorities in a timely manner or at all ; the effectiveness of the license agreement ; costly and time - consuming product development and the uncertainty of clinical success, including risks related to failure or delays in initiating or completing clinical trials ; protecting and enhancing the company’s intellectual property rights ; delays or problems in the supply or manufacture of the company’s products or product candidates ; the company’s ability to maintain rights to its products and product candidates ; complying with applicable U . S . and non - U . S . regulatory requirements ; government investigations and other actions ; obtaining and maintaining adequate coverage and reimbursement for the company’s products ; identifying and acquiring, in - licensing or developing additional products or product candidates, financing these transactions and successfully integrating acquired businesses ; the company’s ability to realize the anticipated benefits of its collaborations with third parties for the development of product candidates ; the ability to achieve future financial performance and results and the uncertainty of future tax and other provisions and estimates ; and other risks and uncertainties affecting the company, including those described from time to time under the caption “Risk Factors” and elsewhere in RenovaCare Inc . ’s Securities and Exchange Commission filings and reports (Commission File No . 000 - 30156 , including the company’s Quarterly Report on Form 10 - Q for the quarter ended November 13 , 2020 and future filings and reports by the company . Other risks and uncertainties of which the company is not currently aware may also affect the company’s forward - looking statements and may cause actual results and the timing of events to differ materially from those anticipated . The forward - looking statements made in this slide deck and the accompanying oral presentations are made only as of the date hereof or as of the dates indicated in the forward - looking statements, even if they are subsequently made available by the company on its website or otherwise . The company undertakes no obligation to update or supplement any forward - looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward - looking statements were made . © 2020 RenovaCare Inc. All rights reserved. Forward - Looking Statements “SAFE HARBOR” STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

RenovaCare : Past, Present, and Future

	Historical: Discovery	Current: Clinical	Future: Commercial
Company Focus	Early Research & Development Intellectual Property 70+ Human Case Studies	Advanced Research & Development Clinical Trial Program Intellectual Property Regulatory Submissions Corporate Development	Burn, Wound & Other Therapies Strategic Partnerships Product Collaborations
Technology Evolution	**Development at StemCell Systems:** **SkinGun™ Cell Spray Device** **CellMist™ Cell Isolation Process**	Electronic SkinGun™ Disposable SkinGun™ CellMist™ System Closed Cell Isolation Device	**Advanced Regeneration Therapies** • **Other Tissues (Adipose, etc.)** • **Skin & Other Indications**

H.C. Wainwright Global Life Science Conference | March 2021
© 2021 RenovaCare Inc. All rights reserved.
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4 © 2021 RenovaCare Inc. All rights reserved. H.C. Wainwright Global Life Science Conference I March 2021 Next - Generation Biomedical Technologies Devices & Products

Skin Grafting is Inefficient, Painful, Expensive, and Leaves Scarring

INADEQUATE OPTIONS FOR BURN PATIENTS

Skin Grafting is Current Standard-of-Care


Sheets of meshed skin for surgical stitching


Mesh scars in skin graft patient

Painful & Lengthy Treatment Cycle

Expensive, Drug Dependent Psychologically Damaging

Current Standard of Care: Expensive, Lengthy, Painful;
Results: Multiple Surgeries, Extended Hospital Stays.

H.C. Wainwright Global Life Science Conference | March 2021
© 2021 RenovaCare Inc. All rights reserved.
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The RenovaCare Cell Therapy Products

OUR PATENTED CELL ISOLATION & CELL SPRAY TECHNOLOGIES

Cell Isolation Device
Closed, Automated Sterile Multi-Use


Cell Sieve Section
Air (Line in / Out)
Enzyme/ Solution (Line In)
Tissue Digestion Chamber
Biopsy Holder Unit
Cell Collection Outlet
Waste (Line Out)
CID Tissue Digestion Chamber

Electronic Spray Device
Sterile, Multi-Use


Disposable Spray Head
(Sterilized, Single Use)
Spray Head Controller

H.C. Wainwright Global Life Science Conference | March 2021
© 2021 RenovaCare Inc. All rights reserved.
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7 © 2021 RenovaCare Inc. All rights reserved. H.C. Wainwright Global Life Science Conference I March 2021 Step 1: Examine Wound/Harvest Donor Skin Tissue Performed bedside by the surgical burn team (15 min.) Step 2: Cell Isolation by Enzymatic Digestion in Cell Isolation Device Performed by burn tech (90 min.) Step 3: Cell Suspension Verification Performed by burn tech (5 min.) Step 4: Cell Spraying onto Wound with SkinGun Spray Device Performed in OR by burn surgeon (10 min.) 1 2 3 4 SIMPLE FOUR - STEP PROCESS IN LESS THAN THREE HOURS RenovaCare Cell Isolation & SkinGun Procedure

RenovaCare CellMist™ System & SkinGun™: Clinical Experience

AUTOLOGOUS SKIN CELL THERAPY

RAPID SELF-HEALING. SCAR-FREE. TOPICAL SPRAY WOUND CARE.


RenovaCare

70+ Patients Successfully Treated*

*Treated under special innovative practice approach at: Berlin-Brandenburg Center for Regenerative Therapies, Charité Berlin; and under innovative practice approach at UPMC Medical Center, Pittsburgh, Pennsylvania.
**Raw patient data available.

H.C. Wainwright Global Life Science Conference | March 2021
© 2021 RenovaCare Inc. All rights reserved.
8

RenovaCare Breakthrough Technology

THE CELLMIST™ SYSTEM AND SKINGUN™ DELIVER COVERAGE ON LARGE WOUNDS

Donor Skin Sample 10cm² Typical

- Small donor skin sample taken under local anesthetic
- 90 minutes to harvest regenerative autologous stem cells
- Water-based suspension of cells sprayed onto wound

Natural Skin Growth

- Treatment areas virtually indiscernible from untreated skin
- No hypertrophic scars, contracture, or functional impairment
- Complete re-epithelialization and full range of movement

Quick Healing & Reduced Hospitalization/Follow-On Visits

6-10 days for re-epithelialization and patient discharge versus weeks/months for skin graft patients


Split Thickness Skin Graft
Burn Area
Donor Area
1:1*
Split Thickness Mesh Graft
Burn Area
Donor Area
1:3 – 1:9*
RenovaCare CellMist™
Burn Area
10cm² donor sample
1:100*

Traditional skin grafts require large sheets of surgically removed skin.

CellMist™ uses donor tissue sample.

H.C. Wainwright Global Life Science Conference | March 2021

© 2021 RenovaCare Inc. All rights reserved.

9

Our Execution Will Lead To Four Major Submissions for Approval

RENOVACARE PRODUCT PORTFOLIO: 3 SELECT MULTI-TISSUE CELL THERAPY PLATFORMS

IDE/PMA



CellMist System™
Electronic SkinGun™
Autologous Skin
Stem Cell Therapy for Burns

510(k)



Electronic SkinGun™
Cell Spray
Deposition Device

510(k)



Disposable SkinGun™
Cell Spray
Deposition Device

510(k)


RenovaCare

Cell Isolation Device
Multi-Tissue
Automated Closed System

onsite, rapid cell isolation and spray | multiple cell types | tissues and organs, beyond skin

POTENTIAL APPROVALS FROM 2020 - 2025

H.C. Wainwright Global Life Science Conference | March 2021
© 2021 RenovaCare Inc. All rights reserved.
10

COMPETITIVE LANDSCAPE OF SKIN CELL THERAPIES FOR BURN WOUNDS

RenovaCare
CELL RENEWAL, NATURALLY.




CellMist

Cell Isolation Device in the CellMist™ System by RenovaCare

RenovaCare Electronic SkinGun™



Actual SkinGun™ Cell Spray



avita medical



Actual ReCell Cell Spray



ReCell™ System by Avita

ReCell Mechanical Sprayer



H.C. Wainwright Global Life Science Conference | March 2021

© 2021 RenovaCare Inc. All rights reserved.

11

RenovaCare Milestones & Timelines



2020
2021
2022
2023
2024
2025
3Q
4Q
1Q
2Q
3Q
4Q
BURN WOUND SKIN CELL THERAPY
IDE Submit (7/6/20)
IDE Cond. Approval (8/5/20)
IDE Full Approval
Safety & Feasibility Clinical Study (Manual Method) Enrollment Commencement 2Q21
Bridging Clinical Study (Automated Method) Enrollment Commencement 3Q22
Pivotal Efficacy Clinical Study Enrollment Commencement 1Q24
PMA Submit
PMA Approval
ELECTRONIC SKINGUN™ SPRAY DEVICE
Device Validation Testing
510(k) Submit
510(k) Approval
PORTABLE SKINGUN™ SPRAY DEVICE
Prototype Development
Device Validation Testing
510(k) Submit
510(k) Approval
CLOSED AUTOMATED CELL ISOLATION DEVICE
Prototype Development
Device Validation Testing
510(k) Submit
510(k) Approval

H.C. Wainwright Global Life Science Conference | March 2021
© 2021 RenovaCare Inc. All rights reserved.
12

RenovaCare Product Pipeline

COMING ATTRACTIONS

Gene-Based Cell Therapy for Epidermolysis Bullosa

- Genetic replacement of collagen VII gene in EB patients
- SkinGun Spray Device
- King's College (London) partner
- Animal testing on-going

Autologous & Allogeneic Out-Patient Cell Therapy for Diabetic Foot Ulcers

- Adipose & Skin Cells
- Portable SkinGun Spray Device
- Corporate and Academic R&D Partners

Allogenic Cell Therapy for Wounds & Cutaneous Radiation Injuries in Out-Patient and Field Settings

- Adipose-derived Cells
- Portable SkinGun Spray Device
- Corporate & Government R&D Partners

Autologous Cell Out-Patient Therapy for Skin Disorders (Vitiligo, Acne Scarring, etc.)

- Skin Cells
- SkinGun Spray Device
- Corporate and Academic R&D Partners

H.C. Wainwright Global Life Science Conference | March 2021
© 2021 RenovaCare Inc. All rights reserved.
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14 © 2021 RenovaCare Inc. All rights reserved. H.C. Wainwright Global Life Science Conference I March 2021 Research. Development. Innovation.

RenovaCare R&D Innovation Center

SURGERY BIOENGINEERING MANUFACTURING PRODUCT DESIGN QUALITY

CellMist™ and SkinGun™

Invented, Prototyped, Patented & Clinically Translated

- Bioengineering & Cell Biology
- Regenerative Medicine
- Medical Device Engineering and Prototyping
- Regulatory-Centric
- IP Driven Engineering
- QMS Support Documentation



RenovaCare R&D Innovation Center
STEMCELL SYSTEMS

RenovaCare R&D and Innovation Team

2 MD-PhDs | 2 PhDs | 1 MBA-Engineer | 4 Engineers

H.C. Wainwright Global Life Science Conference | March 2021
© 2021 RenovaCare Inc. All rights reserved.
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16 © 2021 RenovaCare Inc. All rights reserved. H.C. Wainwright Global Life Science Conference I March 2021 R&D / QMS Clinical Manufacturing Regulatory Partners Enabling Clinical Pathway DATA - DRIVEN PARTNERS WITH AN UNWAVERING FOCUS ON IMPACT

17 © 2021 RenovaCare Inc. All rights reserved. H.C. Wainwright Global Life Science Conference I March 2021 RenovaCare IP Summary

Expanding Our Intellectual Property

PATENT PROTECTION HAS GROWN SIGNIFICANTLY TO INCLUDE SPRAYING ORGANS AND TISSUES


2011
2013
2016
2018
2019
2020
Cell spray device developed
Cell isolation process developed
Modular handheld spray device for cells
Electronic SkinGun™
IP tested and validated
Additional IP filings
Disposable SkinGun™
Encompass all types of cell tissues or organs
Closed Cell Isolation System
Patent Protection Extending to 2037

H.C. Wainwright Global Life Science Conference | March 2021
© 2021 RenovaCare Inc. All rights reserved.
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19 © 2021 RenovaCare Inc. All rights reserved. H.C. Wainwright Global Life Science Conference I March 2021 Building For Success Focused On Results

Experienced Leadership Team

REGENERATIVE MEDICINE | BIOMEDICAL DEVICES | BURNS & WOUNDS

Joseph Sierchio
General Counsel

Robert Cook
Chief Financial Officer

Alan L. Rubino
CEO / President / Chairman

Dr. Robin Robinson
Chief Scientific Officer

Dr. Jo Schweinle
Chief Medical Officer

Dr. Rodney Sparks
VP Intellectual Property

Amit Singh
Special Projects

Dr. Roger Esteban-Vives
VP R&D and Product Dev

Jean Krebs
Quality Affairs

MCRA
Regulatory Consulting

StemCell Systems GmbH
Strategic Alliance Partner

Mike Lerner
Business Counsel

FULLY-INTEGRATED CAPABILITIES

R&D | INTELLECTUAL PROPERTY | OPERATIONS | REGULATORY | MANUFACTURING | CLINICAL | BUSINESS DEVELOPMENT

H.C. Wainwright Global Life Science Conference | March 2021
© 2021 RenovaCare Inc. All rights reserved.
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RenovaCare Regenerative Cell Therapies

POTENTIAL TWO BILLION DOLLAR MARKET OPPORTUNITY WITHIN THE U.S.

SKIN			EXPANDED INDICATIONS
Current Market	Advanced Burn Care	Future Expanded Markets	Commercial Market Potential
~$200-300M	~$600-700M	$1B	~$2B
in-patient burns severe second degree operation theater	out-patient burns pediatric scalds clinical setting	wounds trauma dermatological + gene therapy	

*Based on Company Market Estimates

H.C. Wainwright Global Life Science Conference | March 2021
© 2021 RenovaCare Inc. All rights reserved.
21

2020 – 2021 Milestones / Goals

KEY TRANSITION ACTIVITIES FOR DEVELOPMENT-STAGE GROWTH

Planned Clinical Trials	Regulatory Priorities	Corporate Development Activities
Four Clinical Sites Selected: Q1 2020 Safety & Feasibility Clinical Study Start: Q2 2021	FDA IDE Submission: Jul 2020 FDA IDE Cond App: Aug 2020 FDA IDE Final App: Q1 2021 FDA 510(k) Submission: Q3 2021	Hired strategic talent to drive corporate activities, clinical trials, and FDA submissions Expand portfolio through multiple collaborative partnerships and strategic alliance activities

H.C. Wainwright Global Life Science Conference | March 2021
© 2021 RenovaCare Inc. All rights reserved.
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23 © 2021 RenovaCare Inc. All rights reserved. H.C. Wainwright Global Life Science Conference I March 2021 ~$240.22 Million Market Cap $8.7 Million Cash - on - Hand $8.6 Million Stockholders Equity Closing price on Feb, 26, 2021: $2.75 Financials as of September 30, 2020 RenovaCare, Inc. Symbol: RCAR $3.5 Million Cash Used In Operations – 9 months ~87 Million Outstanding Shares ~18.1 Million Outstanding Warrants & Options Financial Highlights

RenovaCare: Focused, Growing, Disciplined & Proven

Building Shareholder Value

1. Focused Portfolio: Cutting-Edge Stem-Cell Spray Therapies

- cell isolation and spray technologies
- stem cell therapies for acute and chronic wounds, including burns
- highly-innovative, proven R&D group (IP, regulatory, clinical)

2. Multiple Growth Drivers

- worldwide market demand for self-donated stem cell therapies
- diverse therapeutic opportunities for tissue and organ regeneration
- portfolio growth in key therapeutic areas and strategic partnerships

3. Robust, Expanding, Proven IP Estate

- sole ownership of all technology with no in-licensing
- key technology protections covering methods and devices
- core areas focused on differentiated products for unmet needs

4. Demonstrated Record: Strategic Commercial Partnerships

- clear and focused business development driven by experience
- established history of successful strategic longitudinal relationships
- well-positioned for government relationships with founding director, BARDA

5. Disciplined Capital Allocation with World-Class Management Team

- return on investment driven, time to market obsessive
- diversification and strengthening of immediate value-adds
- focused investment in strategic business drivers with operational efficiency

H.C. Wainwright Global Life Science Conference | March 2021
© 2021 RenovaCare Inc. All rights reserved.
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25 © 2021 RenovaCare Inc. All rights reserved. H.C. Wainwright Global Life Science Conference I March 2021 spray - on stem cells for rapid healing . SkinGun™ & CellMist™ Next Generation Ultra - Gentle Cell Spray Symbol: RCAR Thank you for your participation. RenovaCare Investor Forum RenovaCare, Inc. contact@renovacareinc.com +1 888 398 0202